UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2012
(Date of Report/Date of earliest event reported)

SOLO CUP COMPANY
(Exact name of registrant as specified in its charter)
Commission file number: 333-116843

Delaware (State or other jurisdiction of incorporation or organization)	47-0938234 (I.R.S. Employer Identification No.)
150 South Saunders Road, Suite 150 Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant's telephone number, including area code: (847) 444-5000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition

On March 23, 2012, Solo Cup Company released certain financial information as of and for the thirteen and fifty-two weeks ended December 25, 2011 and December 26, 2010. Such financial information is furnished to the Securities and Exchange Commission as Exhibit 99.1 to this current report.

The financial information furnished as Exhibit 99.1 to this current report includes EBITDA, or net income (loss) before interest, taxes, depreciation and amortization. EBITDA is a non-GAAP financial measure as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934 (the “Exchange Act”). EBITDA is not a measure of financial performance calculated in accordance with GAAP and should not be considered as an alternative to net income (loss) or any other performance measure derived in accordance with GAAP, or as an alternative measure of liquidity. EBITDA should be viewed in addition to, and not as a substitute for, analysis of Solo Cup Company's results reported in accordance with GAAP. Solo Cup Company presents EBITDA to provide additional information regarding its current financial and operating performance because the measure excludes certain items that may not be indicative of the company's core operating results. Management believes that EBITDA provides useful information to the company and its investors, and is frequently utilized by security analysts, lenders and other interested parties to evaluate companies in the same industry. In addition, because Solo Cup Company historically has provided EBITDA-based measures to investors and other interested parties, in some instances as required by its financing arrangements, management believes that the quarterly presentation of EBITDA provides consistency in the company's financial reporting and is a useful supplemental measure in comparing the company's operating performance from period to period.

Item 9.01    Financial Statements and Exhibits

Exhibit Number    Exhibit Description

99.1	Certain financial information of Solo Cup Company as of and for the thirteen and fifty-two weeks ended December 25, 2011 and December 26, 2010

The information contained in this current report, including in Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOLO CUP COMPANY

By: /s/ Robert D. Koney, Jr.
Robert D. Koney, Jr.
Executive Vice President and Chief Financial Officer

Date: March 23, 2012

EXHIBIT INDEX

Exhibit Number    Exhibit Description

99.1	Certain financial information of Solo Cup Company as of and for the thirteen and fifty-two weeks ended December 25, 2011 and December 26, 2010